Simplify Volt TSLA Revolution ETF
(formerly Simplify Volt RoboCar Disruption and Tech ETF)

TESL

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2025

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY VOLT TSLA REVOLUTION ETF

Investment Objective: The Simplify Volt TSLA Revolution ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.97%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 872% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund that seeks to provide investment exposure to the common stock price of Tesla, Inc. (NASDAQ: TSLA) (“Tesla”). The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Tesla-related instruments. The Fund defines Tesla-related instruments as Tesla common stock, Tesla linked ETFs, Tesla linked swap contracts, and Tesla call options. The Fund includes any leveraging effect of ETFs, swaps, and call options for the purposes of the 80% test. The Adviser and Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in (i) Tesla common stock, (ii) ETFs that have returns or leveraged returns linked to Tesla (commonly referred to as single stock ETFs), (iii) Tesla linked swap contracts, and (iv) Tesla put and call options. The Fund anticipates investing primarily in Tesla common stock with Tesla-linked ETFs used to adjust total strategic exposure. Tesla-linked swaps and call options will be used when more economically efficient than Tesla-linked ETFs. The Adviser provides trade execution and derivative sourcing, the Sub-Adviser provides the Tesla investment strategy; while the Adviser and Sub-Adviser collaborate on the option strategy. If portfolio assets remain after setting the Tesla allocation, the Adviser and Sub-Adviser may invest up to 20 percent of the Fund’s assets in a supplemental options strategy.

Tesla Strategy

Tesla has been at the forefront of the electric vehicle revolution. However, its stock price has been highly volatile due to contentious market perceptions over whether Tesla can deliver on its vision. The Sub-Adviser’s Tesla strategy attempts to amplify exposure to Tesla stock when momentum is trending upward while decreasing exposure during downtrends. The Sub-Adviser’s proprietary strategy daily algorithm considers various momentum indicators to determine whether to be in an aggressive, bullish, or neutral posture and adjust Tesla exposure as indicated in the table below.

Momentum refers to the tendency of an asset’s price to continue moving in the same direction for a period of time. In the context of the Tesla Strategy, momentum is identified and measured by the Sub-Adviser using a combination of technical indicators and news and current events monitoring. While there are many technical indicators available, the main ones used by the Sub Adviser are as follows:

●	Moving Average: A calculation used to analyze data points by creating a series of averages of different subsets of the full data set. It helps to smooth out price data to identify the direction of the trend.

●	MACD (Moving Average Convergence Divergence): A trend-following momentum indicator that shows the relationship between the short-term and long-term moving average of a security’s price. Generally, a short-term moving average that is higher than the long-term moving average is considered a buy signal; while a short-term moving average that is lower than the long-term moving average is considered a sell signal.

●	Heiken Ashi: A charting technique that means “average bar” in Japanese. It helps to identify market trends and reversals. It does so by averaging four security price parameters: open, close, max, and min. It is referred to as a candlestick technique because the time plot presents the open and close as a box with the high and low presented as a vertical line above, within or below the box. This visualization invokes an image of a candlestick, and hence the name.

●	RSI (Relative Strength Index): A momentum oscillator that measures the speed and change of price movements. RSI oscillates between zero and 100 and is typically used to identify overbought or oversold conditions in a market.

●	Indicators Based on News and Current Events: Proprietary algorithms that analyze sentiment and relevance of news articles, social media, and other sources of current events to gauge market sentiment and potential impact on Tesla’s stock price.

These indicators collectively help the algorithm determine the current trend’s strength and potential duration, allowing the Sub-Adviser to adjust its target exposure to Tesla stock accordingly as: aggressive, bullish or neutral.

Strategic Posture	Target Direct and Leveraged Tesla Exposure
Aggressive	150%
Bullish	100%
Neutral	80%

The Sub-Adviser’s strategy attempts to capitalize on the volatile nature Tesla’s stock price by periodically entering into leveraged positions. The Adviser allocates assets among Tesla-related instruments based on the relative cost of each, and the amount of leverage indicated by the current strategic posture of the Tesla strategy, which is determined by the Sub-Adviser’s algorithm. Consistent with the Fund’s 80% investment policy, the Sub-Adviser anticipates that any less-than-80% exposure defensive strategic posture will represent an unusual or non-normal circumstance that will be short-lived. This allocation is taken as a temporary defensive position. The maximum Tesla exposure is 150%.

Tesla, Inc.

Tesla manufactures fully electric vehicles as well as energy operation and storage systems. Tesla operates in two segments: (i) automotive and (ii) energy generation and storage. The automotive segment focuses primarily on the design, development, manufacturing, sales, and leasing of electric vehicles as well as sales of automotive regulatory credits, and full self-driving capability through the use of their proprietary Artificial Intelligence chips within their vehicles. The energy generation and storage segment focuses primarily on the design, manufacture, installation, sales and leasing of solar energy generation and storage as well as related services and sales of solar energy systems incentives. Information provided to or filed with the SEC by Tesla can be located by reference to the SEC file number 001-34756 at www.sec.gov.

Neither the Trust, the Adviser, nor Sub-Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla is accurate or complete. This document relates only to the securities offered hereby and does not relate to Tesla or securities of Tesla.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a high percentage of its assets in a fewer number of issuers. The Fund concentrates in the automobiles and auto components industries because it invests more than 25% of its net assets in the securities and instruments of issuers in these industries (e.g. Tesla). The Fund includes any leveraging effect of ETFs, swaps, and call options for the purposes of the 25% test. The Adviser selects swap counterparties it believes are creditworthy. However, a swap counterparty’s obligations are not guaranteed by its parent, nor does the Fund have recourse to a parent entity. Additionally, the Fund anticipates it will post U.S. Treasury bills (and may post affiliated money market ETFs) as collateral to assure its performance under the swap contracts.

Option Strategy

The Adviser and Sub-Adviser may invest up to 20 percent of the Fund’s assets in options. The option strategy consists of purchasing exchange-traded and over the counter (“OTC”) put and call options on Tesla. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy a stock at a specified price (strike price) within, or at the end of, a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell a stock at a specified price (strike price) within, or at the end of, a specific time period. Put options may be used to hedge against significant short-term drops in the price of Tesla. Call options may be used to attempt to capture significant rises in the price of Tesla. The Adviser may sell out of put options positions to reduce hedge exposure or when the Sub-Adviser indicates Tesla is no longer subject to the risk of a significant price drop due to a recent event. The Adviser may sell out of call options positions when the Sub-Adviser indicates Tesla has concluded a significant price rise or one is no longer likely.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Tesla Focus Risk. The Fund may invest in common shares of Tesla as well as options and ETFs linked to the value of Tesla. The call options and ETFs subject the Fund to certain of the same risks as if it owned shares of Tesla. By virtue of the Fund’s direct and indirect Tesla investments, the Fund may also be subject to the following risks:

Indirect Investment in Tesla Risk. Tesla is not affiliated with the Fund, the adviser, the sub-adviser, or their respective affiliates and is not involved with this offering in any way and has no obligation to consider the Fund when taking any corporate actions that might affect the value of the Fund. Tesla-linked instruments do not have voting rights and will not be able to influence management of Tesla, and will not have rights to receive dividends or other distributions.

Tesla Trading Risk. The trading price of Tesla may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies have experienced extreme price and volume fluctuations. Although Tesla shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. A halt in trading in Tesla shares may result in a halt in the trading in the Fund’s shares. In the event of a trading halt for an extended period of time, the Fund may be unable to execute arrangements that are necessary to implement the Fund’s investment strategy.

Electric Vehicles Risk. The future growth and success of Tesla are dependent upon consumers’ demand for electric vehicles, and specifically, its vehicles in an automotive industry that is generally competitive, cyclical and volatile. If the market for electric vehicles in general and Tesla vehicles in particular does not develop as Tesla expects, develops more slowly than it expects, or if demand for its vehicles decreases in its markets or its vehicles compete with each other, the business, prospects, financial condition and operating results of Tesla may be harmed.

Concentration Risk. The Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the automobile industry than a fund that invests its assets more broadly.

Electric Energy Company Risk. Electric energy companies and those with significant lines of business in electric energy may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for electric energy products, changes in energy prices, and international political events may cause fluctuations in the performance of electric energy companies and the prices of their securities.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Adviser’s and Sub-Adviser’s option strategy will not fully protect the Fund from declines in the market or Tesla stock.

Compounding Risk. While the Fund is not a daily reset fund, to the extent the adviser and sub-adviser construct the Fund’s portfolio using leveraged ETFs to seek to track a multiple (e.g. 1.5 times) of the returns of Tesla, the portfolio will be subject to compounding risk. When the Fund aims to replicate the leveraged returns of Tesla through leveraged ETFs, the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Tesla’s performance (even before Fund before fees and expenses). Compounding affects all investments but has a more significant impact on instruments that attempt to replicate leveraged daily returns, such as leveraged ETFs. For example, when aiming to replicate 1.5 times the daily performance of Tesla, if adverse daily performance of Tesla reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Tesla increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased. Compounding effects are more pronounced for longer holding periods and when returns are more volatile. The effect of compounding becomes pronounced as Tesla volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Tesla during a shareholder’s holding period of an investment in the Fund.

Leverage Risk. When the Fund is in an aggressive strategic posture with 150% exposure to Tesla, gains and losses will be more volatile. Both options and swaps have embedded leverage, which will magnify the Fund’s gains or losses, making returns more volatile.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Options Risk. As the buyer of a call or put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise or sell the option. The option counterparty to a transaction may not fulfill its contractual obligations.

Over-the-Counter Market Risk. Derivatives traded in over-the-counter markets, such as swaps and options, may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty writer who may be unwilling or unable to perform its contractual obligations to the Fund. Swap counterparties may become scarce or unwilling to enter into Tesla-linked swaps.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participants (“Authorized Participants”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in the Fund’s shares (“Shares”) on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role in market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long the impacts of the significant events described above, will last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Regulatory Risk. Regulatory authorities in the United States or other countries may restrict the ability of the Tesla to fully implement certain technologies or products, which may impact the Fund’s ability to fully implement its investment strategies.

Tax Risk. In order to continue to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, at quarter end, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased Portfolio Turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund. Leveraged daily return ETFs are subject to compounding risk. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index, reference asset, or benchmark during the same period of time.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 115.36% (quarter ended December 31, 2024) and the Fund’s lowest quarterly return was -36.36% (quarter ended June 30, 2022). The calendar year-to-date total return of the Fund as of September 30, 2025 was 31.13%.

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	Since Inception (12/29/20)
Return Before Taxes	149.20%	17.65%
Return After Taxes on Distributions	148.60%	17.57%
Return After Taxes on Distributions and Sale of Fund Shares	88.35%	14.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.16%	13.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”)

Investment Sub-Adviser: Volt Equity LLC (the “Sub-Adviser”)

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser; and Tad Park, Chief Executive Officer of the Sub-Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Park have each served the Fund as a portfolio manager since it commenced operations in December 2020. Dr. Berns and Mr. Park are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.